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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):


                               NOVEMBER 12, 1997


                           HUGOTON ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Kansas
                 (State or other jurisdiction of incorporation)


         2-70924                                          48-1036256
(Commission File Number)                       (IRS Employer Identification No.)


                 301 N. Main, Suite 1900, Wichita, Kansas 67202
             (Address of principal executive offices and Zip Code)


                                 (316)262-1522
              (Registrant's telephone number, including area code)
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                                     INDEX


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
Item 5.  Other Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Item 7. Financial Statements and Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Exhibit 2.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Appendix A
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Item 5.  Other Events.

         On November 12, 1997, Hugoton Energy Corporation ("Hugoton"), a Kansas corporation, entered into an Agreement and Plan of Merger (the "Agreement") with Chesapeake Acquisition Corp. ("Chesapeake Acquisition"), a Kansas corporation and a wholly-owned subsidiary of Chesapeake Energy Corporation ("Chesapeake Energy"), an Oklahoma corporation, pursuant to which Chesapeake Acquisition will acquire Hugoton for shares of Common Stock of Chesapeake Energy.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 Exhibit 2.1 - Press Release





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HUGOTON ENERGY CORPORATION


Date:   November 18, 1997              By: \s\
                                          --------------------------------------
                                          W. Mark Womble, Executive Vice
                                          President and Chief Financial Officer





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                                EXHIBIT INDEX

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EXHIBIT
NUMBER                DESCRIPTION
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
2.1           -       Press Release
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